UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

Karen Seaberg Laidacker M. Seaberg Cloud L. Cray, Jr. Cray Family Management LLC Cray MGP Holdings LP
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On July 3, 2013, Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Cray Family Management LLC and Cray MGP Holdings LP jointly filed an amendment to their Schedule 13D, originally filed on May 24, 2013, relating to MGP Ingredients, Inc., a copy of which is filed herewith as Exhibit 1.  Each of the foregoing persons is a participant in the solicitation of proxies in connection with the information filed herewith, and, in the case of Karen Seaberg and Cloud L. Cray, Jr., both are directors of MGP Ingredients, Inc.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY KAREN SEABERG, LAIDLACKER M. SEABERG, CLOUD L. CRAY, JR., CRAY FAMILY MANAGEMENT LLC AND CRAY MGP HOLDINGS LP FROM THE STOCKHOLDERS OF MGP INGREDIENTS, INC. FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO CERTAIN STOCKHOLDERS OF MGP INGREDIENTS, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D/A RELATING TO THE COMMON STOCK, NO PAR VALUE, AND PREFERRED STOCK, WITH A PAR VALUE OF $10.00 PER SHARE, OF MGP INGREDIENTS, INC., FILED BY THE PARTICIPANTS ON JULY 3, 2013 (THE “SCHEDULE 13D/A”). THE PARTICIPANTS’ INTERESTS IN MGP INGREDIENTS, INC. THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, NO PAR VALUE, AND PREFERRED STOCK, WITH A PAR VALUE OF $10.00 PER SHARE, OF MGP INGREDIENTS, INC., IS DISCLOSED IN THE SCHEDULE 13D/A. THE SCHEDULE 13D/A IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Exhibit 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 1)*

MGP INGREDIENTS, INC.

(Name of Issuer)

Common Stock, No Par Value

(Title of Class of Securities)

55303J 106

(CUSIP Number)

John A. Granda

Stinson Morrison Hecker LLP

1201 Walnut St., Suite 2900

Kansas City, Missouri 64106

(816) 842-8600

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

July 3, 2013

(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 59832G 104

1	Name of Reporting Person Karen Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) OO, PF

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 2,781,060

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 2,781,060

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

2

CUSIP No. 59832G 104

1	Name of Reporting Person Cray Family Management LLC

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF, OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) OO

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

3

CUSIP No. 59832G 104

1	Name of Reporting Person Cray MGP Holdings LP

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☐
	(b)	☒

3	SEC Use Only

4	Source of Funds (See Instructions) OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) PN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

4

CUSIP No. 59832G 104

1	Name of Reporting Person Laidacker M. Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

5

CUSIP No. 59832G 104

1	Name of Reporting Person Cloud L. Cray, Jr.

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 810,005

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 810,005

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

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SCHEDULE 13D

for Cray Family Management LLC, Cray MGP Holdings LP,

Karen Seaberg, Laidacker M. Seaberg and Cloud L. Cray, Jr.

Explanatory Note:  This filing is Amendment No. 1 to the Schedule 13D filed by Karen Seaberg, Cray Family Management, LLC, Cray MGP Holdings LP, and Laidacker M. Seaberg, filed on May 9, 2013.  This Amendment includes Cloud L. Cray, Jr., who previously filed individually on Schedule 13D, most recently on May 9, 2013. Each of the reporting persons is a member of a group that has agreed to vote their shares of the Company’s Common Stock and Preferred Stock as described in Item 4 below.

Item 1. Security and Issuer.

This statement, which is a joint filing made on behalf of each of the above named persons pursuant to Rule 13d-1(k),  relates to shares of the No Par Value Common Stock of MGP Ingredients, Inc. (the “Company”). The address of the principal executive offices of the Company is Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002.

Item 2. Identity and Background.

Karen Seaberg.

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Member of the Board of the Company.  The Company is a fully integrated producer of certain ingredients and distillery products.

Managing Member of Cray Family Management LLC

20073 266th Road

Atchison, Kansas 66002

Travel Agent

Travel Center of Atchison

725 Commercial

Atchison, Kansas 66002

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject

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to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cray Family Management LLC

(a)                                 State of Organization:

Kansas

(b)                                 Principal Business:

General Partner of Cray MGP Holdings LP

(c)                                  Business Address and Address of Principal Office:

20073 266th Road

Atchison, Kansas 66002

(d)                                 Criminal Convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Cray MGP Holding LP

(f)                                   State of Organization:

Kansas

(b)                                 Principal Business

Investments

(d)                                 Business Address and Address of Principal Office

20073 266th Road

8

Atchison, Kansas 66002

(e)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(f)                                   Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Laidacker M. Seaberg.

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Retired

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cloud L. Cray, Jr.

(a)                                 Name of person filing:

Cloud L. Cray, Jr.

(b)                                 Business address:

MGP Ingredients, Inc.

Cray Business Plaza

100 Commercial Street

PO BOX 130

Atchison, Kansas 66002

(c)                                  Present principal occupation or employment:

Member of the Board of the Company. The Company is a fully integrated producer of certain ingredients and distillery products.

(d)                                 Criminal convictions: the reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(f)                                   Citizenship: U.S.A.

9

Item 3. Source and Amount of Funds or Other Consideration.

See Item 4.

Item 4. Purpose of Transaction.

Item 4 is hereby amended and restated in its entirety as follows:

This report relates to, among other things, the formation of Cray Family Management LLC (“Management”) and Cray MGP Holdings LP (the “Partnership”) and the contribution of Common Stock to the Partnership.

Management was formed on September 25, 2012 and Partnership was formed on October 1, 2012 for estate planning purposes.  Karen Seaberg is the sole manager of Management, and Karen Seaberg and her sisters, Cathy Scroggs and Susan Robbins, are the members of Management.  Management is the general partner of Partnership.  The limited partners of the Partnership and their respective percentage interests in the Partnership as of May 9, 2013 are Cloud L. Cray, Jr. (34%) and the Cloud L. Cray, Jr. Gift Trust (the “Gift Trust”) (65%).

On December 16, 2012, Cloud L. Cray Jr. contributed 2,555,967 shares of Common Stock to the Partnership.  On December 12, 2012, Karen Seaberg and Susan Robbins contributed 9,000 and 3,010 shares of Common Stock to Management, respectively. Susan Robbins contributed an additional 5,090 shares on December 21, 2012.  Cathy Scroggs contributed cash to Management. Management used these contributions to acquire a 1% interest in Partnership on December 30, 2012.

In connection with his contribution, Mr. Cray received a 99% interest in the Partnership.  On December 26, 2012, Mr. Cray donated a 65% limited partnership interest in the Partnership to the Gift Trust.  Under the terms of the Gift Trust, Mr. Cray may reacquire all or any part of this contribution by substituting property of equivalent value.

Karen Seaberg is trustee of the Gift Trust, whose beneficiaries are the descendants of Cloud L. Cray living from time to time.

The reporting persons have had growing concern with the lack of profitable growth, deterioration in the corporate culture, efforts to sell certain parts of the Company’s business, efforts to amend the bylaws that would limit accountability to shareholders and increase the power of the Chief Executive Officer (“CEO”), and the level of compensation paid to the Chairman of the board of directors and the CEO of the Company.  Events transpiring since the original filing of this Schedule 13D have served as a catalyst to cause the reporting persons to become proactive in seeking to (i) change the composition of the board of directors and management, and (ii) influence the board of directors and officers to improve business and financial performance, ensure accountability to shareholders and restore a corporate culture that is positive, is empowering and reinforces the Company’s goals.  In particular, the reporting persons are seeking (i) the removal of the CEO and requesting his resignation as a director, (ii) the resignation of any other directors from the board of directors who are not supportive of the foregoing goals and related actions described herein, (iii) the approval by stockholders of an amendment to the Company’s bylaws to provide for the right of stockholders holding 10% or more of either of the Company’s Common Stock or Preferred Stock to call a special meeting, (iv) the approval by the board of directors of an amendment of the Company’s articles of incorporation to de-stagger the board of directors and provide for the annual election of all directors and to permit the immediate removal, with or without cause, of any director, (iv) immediately following the adoption of the amendment to de-stagger the Company’s board of directors and permit the immediate removal of any director, to remove any remaining director described in (ii) above; (v) the approval by stockholders of an amendment to the Company’s bylaws to provide for confidential voting at stockholder meetings; (vi) the approval by stockholders of an amendment to the Company’s bylaws to require that any vacancies on the Company’s board of directors be filled only by stockholders and not by the board; and (vii) the repeal of any provision of or amendments to the Company’s bylaws adopted by the board of directors without the approval of stockholders after April 3, 2013 and before the date of the 2013 Annual Meeting of Stockholders.

On May 22, 2013 the reporting persons revoked proxies they had previously given in favor of the matters to be voted at the Annual Meeting of Stockholders for 2013 (“2013 Annual Meeting”) originally scheduled to be held on May 23, 2013.  As a result, there was not a quorum and therefore no business could be conducted at that meeting and it had to be adjourned to a later date.

Following the filing of the original Schedule 13D by the reporting persons on May 22, 2013 and withdrawal of proxies voting in favor of the proposals by the board of directors, the Company on May 29 announced that the board of directors had authorized a review of strategic alternatives.  The Company announced that a special committee of the board of directors had been formed, and that  the committee had retained BMO Capital Markets Corp. as its financial advisor.   Such statements are usually interpreted to mean that the entire company or major parts of it are being readied for sale.

The reporting persons have communicated to the board of directors their support for the Company’s current corporate strategy, even as they have communicated their concerns about the CEO’s ability to execute that strategy.  The board of directors most recently endorsed the current corporate strategy at a board meeting on May 23, 2013, which includes the retention of each of the Company’s divisions.  The reporting persons, by virtue of their control of the voting of the Preferred Stock of the Company, have the right to approve any merger, consolidation, sale, lease or exchange of substantially all of the assets of the Company, dissolution, or amendment to the Company’s articles of incorporation.  The reporting persons do not believe this is the right time or circumstances to propose a transaction involving a sale of the Company, however structured, and do not intend, in their capacity as stockholders, to approve any such transaction.   Further, the reporting persons’ support for the Company’s current corporate strategy entails supporting the retention, in the present circumstances, of each of the Company’s divisions.  The reporting persons believe the two divisions together help assure stable cash flow and risk diversification for the Company.   Accordingly, the reporting persons do not believe that the Company or any significant portion of it, including any division, should be shopped by the special committee of the board of directors.  In light of the board’s unanimous support for the Company’s current corporate strategy, which includes the retention of each of the Company’s divisions, and in light of the reporting persons’ expressed opposition as preferred stockholders to any transaction at this time involving a sale of the Company or substantially all of its assets, however structured, there is no basis for the board’s continued examination of strategic alternatives for the Company.   The reporting persons believe that any continued sale process is a waste of the Company’s corporate assets, and that a continued waste of assets in these circumstances may constitute a breach of fiduciary duties by those responsible.  The reporting persons urge the termination of the review of strategic alternatives and the cessation of this corporate waste.

When the 2013 Annual Meeting reconvenes, the reporting persons currently intend to vote their shares of Preferred Stock, which are described in Item 6, in favor of Cloud L. Cray, Jr. and M. Jeannine Strandjord, and will not vote those shares in favor of John Byom who is the Group B nominee nominated by the Company’s board of directors.  The reporting persons also currently intend to vote their shares of Common Stock, and to solicit proxies from other holders of Common Stock, to vote in favor of John P. Bridendall and will not vote in favor of John Speirs who is the Group A nominee nominated by the Company’s board of directors.

The MGP Ingredients, Inc. Voting Trust (the “Voting Trust”) was amended by a second amendment thereto which became effective as of the date of the occurrence of the last of the conditions set forth in Section 5 thereof, which took place on July 3, 2013. Following the effectiveness of that amendment, (i) Laidacker Seaberg appointed his father-in-law, Cloud L. Cray, Jr., as his successor as trustee of the Voting Trust and then resigned as a trustee, and (ii) Richard Cray appointed his son, Thomas Cray, as his successor as a trustee of the Voting Trust and then resigned as trustee, which resignations were immediately accepted.  As of the date of this filing, the trustees of the Voting Trust are Karen Seaberg, Cloud L. Cray, Jr., and Thomas M. Cray.

On June 18, 2013, the Company announced that it anticipates further delay in the reconvening of the 2013 Annual Meeting. The Company attributed this delay to its purported “need to determine whether actions taken by the Voting Trust with respect to the Annual Meeting held on May 23, 2013, and the ability of a majority of the Preferred Stock to take action at any reconvened Annual Meeting, are valid and properly authorized under the terms of the Voting Trust and applicable law.” The Company has initiated litigation against, among others, Karen Seaberg and Laidacker Seaberg, alleging uncertainty as to whether certain actions they have taken in connection with the Annual Meeting were authorized by the terms of the Voting Trust. We note that the Company never asserted any uncertainty about the actions of the Voting Trust when the Voting Trust shares were voted in accord with the recommendations of the board of directors. Only now that the reporting persons have initiated a proxy solicitation does it see uncertainty. The reporting persons believe this litigation is intended solely to delay and frustrate their ability to achieve the goals described in this filing and that the Company’s claims are without merit, and intend to seek prompt resolution of the Company’s claims by filing a motion to dismiss based on, among other things, the absence of legal standing on the part of the Company to initiate this litigation.  The reporting persons also intend to initiate legal action pursuant to Section 17-6501 of the Kansas General Corporation Code to obtain a prompt reconvening of the Annual Meeting.

Except as described in this Item 4, the reporting persons presently have no plans or proposals which relate to or would result in any of the effects specified in subparagraphs (a) through (j) in the text of Item 4 of Schedule 13D.

The undersigned Laidacker Seaberg may sell a portion of his holdings in the Company’s common stock over the course of the next year, depending on market prices, for personal financial management purposes.  Such sales may be made pursuant to a 10b5-1 trading plan.

Item 5. Interest and Securities of the Issuer.

(a)-(b)  The number and percentage of shares of MGP Ingredients, Inc. Common Stock, no par value, beneficially owned by each of the Reporting Persons, based on 17,934,233 shares outstanding as of April 26, 2013, are as follows:

10

Cray Family Management LLC

(i)                                     Number Beneficially Owned: 4,940,101

Percent of Class: 27.34%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

2,573,967 shares shown above are owned of record by the Partnership.

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Cray MGP Holding LP

(iii)                               Number Beneficially Owned: 4,940,101

Percent of Class: 27.54%%

(iv)                              Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote: 0

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Karen Seaberg

(v)                                 Number Beneficially Owned: 4,940,101

Percent of Class: 27.54%

11

(vi)                              Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  2,781,060

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of:  2,781,060

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

The amounts reported in (A) and (C) include 2,573,967 shares owned of record by the Partnership. As manager of Management, Partnership’s general partner,  Karen Seaberg has sole voting and investment power over shares owned by Partnership.  The shares shown as beneficially owned by Karen Seaberg in (B) and (D) consist of shares owned of record by her spouse, Laidacker M. Seaberg, from whom she holds a durable power of attorney.

Laidacker M. Seaberg

Number Beneficially Owned: 4,940,101

Percent of Class: 27.54%

(vii)                           Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of:  0

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

Cloud L. Cray, Jr.

Number Beneficially Owned:  4,940,101

Percent of Class: 27.54%

(viii)                        Number of shares of Common Stock as to which the Reporting Person has:

(A)          Sole voting power to vote or direct the vote  810,005

(B)          Shared power to vote or direct the vote: 4,940,101

(C)          Sole power to dispose or direct the disposition of: 810,005

(D)          Shared power to dispose or direct the disposition of: 4,940,101

The amounts reported in (ii)(A) and (C) include 6,000 shares subject to presently exercisable stock options.

(c)                                  During the last 60 days, none of the undersigned has effected any transactions in shares of the Company.

12

(d)-(e)               Not applicable

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

Karen Seaberg and Laidacker M. Seaberg are husband and wife.  Cloud L. Cray, Jr. is Karen Seaberg’s father. Karen Seaberg is the sole manager of Management and, as such, has sole power to vote and dispose of the shares held by the Partnership.

The terms of the limited partnership agreement of the Partnership give Karen Seaberg the unfettered right and authority to dispose of Common Stock held by the Partnership for so long as she is the sole manager of Management.  If either of her sisters should become manager of Management, they may only sell Common Stock to lineal descendants of Cloud L. Cray, Jr. or trusts for the benefit of a descendant or descendants or an entity over which one or more lineal descendants possesses voting control.  Should any other person become manager of Management or should the Partnership have more than one general partner, the terms of the partnership agreement require the general partner to offer the Common Stock held by the Partnership to the persons described in the preceding sentence before disposing of it to third parties.  Distributions by the Partnership are to be made as determined by its general partner in proportion to the limited partners’ respective partnership interests. The Partnership may be dissolved with the consent of the general partner and holders of 80% of the limited partnership interests.  Upon dissolution, distribution of Partnership assets would be determined by the general partner or other person designated by law.

Karen Seaberg has a durable power of attorney from Laidacker M. Seaberg empowering her to vote shares owned by him.

Karen Seaberg and Cloud L. Cray, Jr. are each a trustee of the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”), which was created under a voting trust agreement entered into on November 16, 2005 (the “Voting Trust”) and which holds 333 shares of the Company’s Preferred Stock, representing 76.2% of the outstanding shares of such class.  The other trustee of the Voting Trust is Thomas M. Cray (Karen Seaberg’s cousin and the nephew of Cloud L. Cray, Jr.). Laidacker M. Seaberg directly owns 71 shares of the Company’s Preferred Stock. The 404 shares owned by the group represent 92.4% of the outstanding Preferred Stock.

The Articles of Incorporation and Bylaws of the Company entitle the holders of the Preferred Stock to elect five out of the Company’s nine directors. Only the holders of Preferred Stock are entitled to vote upon any proposal which requires stockholder approval and which will authorize or direct the Company to merge with another corporation, consolidate, voluntarily dissolve, sell, lease or exchange all or substantially all of its property and assets, or amend its Articles of Incorporation; provided, that the holders of Common Stock are entitled to vote, as a class, upon any such proposal if the result thereof would be to increase or decrease the aggregate number of authorized shares of Common Stock or Preferred Stock, increase or decrease the par value of the shares of Common Stock or Preferred Stock, or alter or change the powers, preferences or special rights of the Common Stock or Preferred Stock so as to affect the holders of Common Stock adversely. On all other matters, other than the election of directors, the holders of

13

Common Stock and Preferred Stock each vote separately, as a class, and no such matter to be acted upon may be approved unless it receives the affirmative vote, consent or approval of the holders of a majority, or such greater percentage as may be required by law, of the shares of Common Stock and the shares of Preferred Stock.

The Voting Trust was amended effective August 23, 2010 and again effective July 2, 2013.  It will continue in effect until the last death of the issue of Cloud L. Cray, Sr. who was living at the creation of the Trust. There presently are 18 such persons living.  The Voting Trust may also be terminated by the consent of a majority of the Trustees or the beneficiaries of 90% of the shares held in the Voting Trust or upon the sale of all the shares held in the Voting Trust.  Until the Voting Trust is terminated or dissolved, each Trustee may appoint a successor trustee, provided that any successor must be an issue of Cloud L. Cray, Sr., and beneficially own at least 10,000 shares of the Company’s Common Stock. (The original trustees of the Voting Trust are not subject to this requirement). The Trustees are permitted to act with respect to the voting or divestment of shares of the Company’s stock held by the Voting Trust in accordance with the decision of a majority of the Trustees.

Item 7. Material to be Filed as Exhibits.

99.1                        Cray Family Trust (incorporated by reference to Exhibit 1 to Amendment No. 1 to Schedule 13D of Laidacker Seaberg dated November 17, 1994).

99.2                        First Amendment to Cray Family Trust dated November 13, 1980 (incorporated by reference to Exhibit 9.2 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.3                        Voting Trust Agreement dated as of November 16, 2005 (incorporated by reference to Exhibit 9.1 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.4                        First Amendment to Voting Trust. (incorporated by reference to Exhibit 9.4 of MGP Ingredients, Inc.’s Form 10-K for the fiscal year ended June 30, 2010 (File No. 000-17196)).

99.5                        Cray Family Management LLC Operating Agreement dated September 25, 2012. (incorporated by reference to Exhibit 99.5 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.6                        Limited Partnership Agreement of Cray MGP Holdings LP dated October 1, 2012, as amended May 8, 2013. (incorporated by reference to Exhibit 99.6 to Schedule 13D of Karen Seaberg dated May 9, 2013)

14

99.7                        Durable Power of Attorney dated May 14, 1992. (incorporated by reference to Exhibit 99.7 to Schedule 13D of Karen Seaberg dated May 9, 2013)

*99.8                 Second Amendment to Voting Trust dated June 27, 2013

99.9                        Joint Filing Agreement (incorporated by reference to Exhibit 99.8 to Schedule 13D of Karen Seaberg dated May 24, 2013)

*  Filed herewith

15

SIGNATURE.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Cray Family Management LLC

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

Cray MGP Holdings LP

	By:	Cray Family Management LLC,
its General Partner

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

/s/ Karen Seaberg
Karen Seaberg

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg

/s/ Cloud L. Cray, Jr.
Cloud L. Cray, Jr.

Date: July 3, 2013

16

EXHIBIT 99.8

SECOND AMENDMENT TO
VOTING TRUST AGREEMENT
(MGP INGREDIENTS, INC. VOTING TRUST)

The Second Amendment (“Second Amendment”) to the MGP Ingredients, Inc. Voting Trust Agreement (“Voting Trust”) is entered into as of the 27th day of June, 2013 by the Trustees whose signatures are set forth below, effective as of the Effective Time, as defined below.

WITNESSETH

WHEREAS, the Voting Trust was entered into on November 16, 2005;

WHEREAS, a First Amendment to the Voting Trust (“First Amendment”) was entered into on August 10, 2010;

WHEREAS, the Trustees whose signatures are set forth below are empowered to amend the Voting Trust, with the consent of the Cray Family Trust, and such Trustees desire to change the universe of persons who may act as a Successor Trustee under the Voting Trust;

WHEREAS, the Trustees have had growing concern with the lack of profitable growth, deterioration in the corporate culture, efforts to sell certain parts of the Company’s business, efforts to amend the bylaws that would limit accountability to stockholders and increase the power of the Chief Executive Officer (“CEO”), and the level of compensation paid to the Chairman of the board of directors and the CEO of the Company;

WHEREAS, the Trustees believe that certain changes are needed to the composition of the board of directors (the “Board”) and management of the Company, including removal of the current CEO as an officer and a director and not reelecting the current Chairman of the Board;

WHEREAS, a petition was filed by the Company in the District Court of Johnson County, Kansas seeking a declaratory judgment challenging the mental capacity or other specified qualification of each of the Trustees to serve as a Trustee of the Voting Trust following the revocation by the Voting Trust and other members of the Cray Family Group of proxies in favor of the reelection of certain directors and certain other matters to be voted at the Annual Meeting of Stockholders for 2013 (“2013 Annual Meeting”), the joint filing with the U.S. Securities and Exchange Commission (“SEC”) of Amendment No. 1 to a Schedule 13D disclosing the voting intentions of the Cray Family Group, and the filing with the SEC of preliminary proxy material by the Cray Family Group and other participants for the solicitation of proxies to vote in favor of the nominees proposed by the Cray Family Group and certain other improvements to the corporate governance of the Company;

WHEREAS, no such challenge was made when the Voting Trust originally provided its proxy to vote in favor of the slate of nominees proposed by the Board for election at the 2013 Annual Meeting which shows, among other things, that the Board’s true motive is entrenchment and delay in holding the 2013 Annual Meeting in order to give it additional time to, among other things, attempt to sell all or part of the Company;

WHEREAS, the Trustees believe that the Company does not have legal standing to bring a declaratory judgment action asserting such a challenge and is otherwise without merit;

WHEREAS, the Trustees believe that the Company does not have legal standing to bring a declaratory judgment action asserting such a challenge and is otherwise without merit;

WHEREAS, the requirement in Section 4.3(a) that two of three successor trustees must be “major officers” of the Company in order to be eligible to serve as successor Trustee, which was adopted in the First Amendment, creates a clear and present danger that the current CEO or current Board could manipulate the determination of who qualifies for selection as a majority of the Trustees by either (i) terminating a major officer so that such person is no longer qualified to serve as Trustee even though that person is acting independently and in the best interests of the Beneficiaries and all stockholders of the Company, or (ii) limiting the universe of persons who qualify as a “major officer” by Board resolution or bylaw amendment so that the universe of eligible candidates is skewed to only those who are willing to vote as directed by the CEO or the Board;

WHEREAS, this danger of manipulation and control of the voting power of the preferred stock held by the Voting Trust would place the Board and management of the Company in a position to perpetuate themselves in their offices indefinitely and assure themselves of remaining in control of the Company;

WHEREAS, the absence of independent oversight and accountability to stockholders arising from placing voting control in the hands of the Board and management, and the conflict between the interests of directors and officers in their own compensation and emoluments of office, on the one hand, and the interests of stockholders in profitable growth, lean compensation and overhead and maximization of return to stockholders, on the other hand, demonstrate the vital importance of having an independent check and balance in the hands of the Voting Trust which is exercised free of control by the Board or the CEO or other members of management;

WHEREAS, the Voting Trust will survive until the death of the last issue of Cloud L. Cray, Sr. living on April 4, 1975, which issue are identified in Exhibit B to the Voting Trust (“Cray Senior Issue”) and all of the Cray Senior Issue fully support and consent to the changes in the Voting Trust set forth in this Second Amendment; and

WHEREAS, the Trustees appreciate the value of obtaining input and insights from management, the directors, the stockholders and other constituents of the Company which will be taken into account as part of voting the preferred stock and otherwise fulfilling their duties under the Voting Trust and will therefore implement the Advisory Committee and Outreach Program set forth in new Sections 3.10 and 3.11 that will be added by this Second Amendment;

NOW, THEREFORE, BE IT AGREED, that the Voting Trust be amended as follows:

1.             Amendment to Section 4.3(a).  Paragraph (a) of Section 4.3 is amended to read in its entirety as follows:

“(a)         Each Trustee shall have the power to name and appoint an individual to succeed such Trustee in office as a successor trustee (each, a “Successor Trustee”), and may revoke an appointment at any time prior to the time the Successor Trustee takes office.  Any such designation or revocation shall be made in a written instrument signed and acknowledged by said Trustee and deposited with the other Trustees and the Secretary of the Company prior to such Trustee’s death or resignation.  In the event of inconsistent designations, the designation in the document bearing the last execution date shall control and be deemed to revoke any prior designation.  To qualify as a Successor Trustee, an individual must be a Cloud Senior Issue and be the record owner, or direct or indirect beneficial owner, of at least 10,000 shares of the Company’s common stock.  An individual must be so qualified at the time the individual becomes a Successor Trustee and must remain so qualified to maintain such Trustee’s Trusteeship as a Successor Trustee.  (The original Trustees named in the first paragraph of this Agreement are not subject to this requirement.)  A Trustee, whether original or a Successor Trustee, may name the Trustee’s own Successor Trustee at any time and, in the manner provided above, may revoke the document naming such Successor Trustee prior to the Successor Trustee taking office with or without substituting a new Successor Trustee.”

2.             New Section 4.3(d).  Section 4.3 is amended by deleting in its entirety the new paragraph (d) that was added by the First Amendment.

3.             New Section 3.10.  Articles III is amended by adding a new Section 3.10 which would read in its entirety as follows:

Section 3.10.  Advisory Committee.  The Trustees shall appoint an Advisory Committee to the Trustees to provide advice and information concerning:  (i) matters relevant to the Company that would be significant in fulfilling the Trustees’ voting and other duties under this Agreement, including, without limitation, financial and business performance, assets, liabilities and properties, strategic direction, competitive dynamics, risks and uncertainties, corporate culture, employee morale, civic and charitable engagement, succession planning for management and key employees, and prospects (collectively, “Company Information”); (ii) information relating to the Company’s competitors in each of the Company’s segments or product lines that is similar in scope to the Company Information; and (iii) developments in the industries in which the Company competes, including, without limitation, changes in consumer tastes and preferences and other factors affecting the demand for and pricing of, and the markets for, the Company’s products.  The Advisory Committee shall be composed of knowledgeable persons selected by a majority of the Trustees and shall include: (i) two or more current or former members of management or key employees of the Company, and (ii) one or more current or former directors of the Company.  The Trustees agree to maintain the confidentiality of the Company Information, to use such information solely for purposes of fulfilling their duties under this Agreement or as directors of the Company, and not to use such information for the purpose of purchasing or selling the Company’s securities.  The Trustees are authorized to pay reasonable compensation to members of the Advisory Committee from any resources made available from the Family Trust or other appropriate sources.

4.             New Section 3.11.  Article III is further amended by adding a new Section 3.11 which would read in its entirety as follows:

Section 3.11.  Outreach Program.  The Trustees shall develop a program in which they affirmatively reach out to significant stockholders, the Board of Directors of the Company, management, key employees and representatives of each of the communities in which significant facilities are located to obtain input and insight from each of those constituencies regarding the matters that are significant to them, including, without limitation:  (i) producing profitable and sustainable growth in the Company’s business and financial performance, (ii) building long-term stockholder value, (iii) following best practices in corporate governance, executive compensation, legal compliance, ethical conduct and corporate citizenship, and (iv) maintaining a strong and positive corporate culture.

5.             Effective Time.  The Effective Time of this Amendment will occur when all of the following have occurred:  (i) a majority of the Trustees of the Voting Trust have executed this Agreement, (ii) a majority of the Trustees of the Cray Family Trust have consented thereto, (iii) all of the Cray Senior Issue have consented thereto; and (iv) all of the successor trustees that have been named as of the date of the Second Amendment have consented thereto.

6.             Miscellaneous.  The construction and interpretation of this Amendment shall at all times and in all respects be governed by the laws of the State of Kansas.  This Amendment may be executed in two or more counterparts and by different parties on separate counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.  This Amendment shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the Trustees of the Voting Trust whose signatures are set forth below have caused this instrument to be executed as of the day set forth below their respective names.

Trustees:

/s/ Karen L. Seaberg	/s/ Laidacker M. Seaberg
Karen L. Seaberg, as Trustee of the MGP Ingredients, Inc. Voting Trust	Laidacker M. Seaberg, as Trustee of the MGP Ingredients, Inc. Voting Trust

Dated: June 27, 2013	Dated: June 27, 2013

/s/ Richard B. Cray
Richard B. Cray, as Trustee of the MGP Ingredients, Inc. Voting Trust

Dated: June 27, 2013

CONSENT OF TRUSTEES

The undersigned Trustees of the Cray Family Trust, for and on behalf of the Cray Family Trust, the sole beneficiary of the Trust Certificates issued by the Voting Trust, hereby consent to such Second Amendment.

Trustees:

/s/ Richard B. Cray	/s/ Cloud L. Cray, Jr.
Richard B. Cray, as trustee of the Cray Family Trust U/T/A dated April 4, 1975, as amended by a First Amendment dated November 13, 1980.	Cloud L. Cray, Jr., as trustee of the Cray Family Trust U/T/A dated April 4, 1975, as amended by a First Amendment dated November 13, 1980.

Dated: June 27, 2013	Dated: June 27, 2013

STATE OF KANSAS	)
) ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared KAREN L. SEABERG, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as a Trustee of the MGP Ingredients, Inc. Voting Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
) ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared RICHARD B. CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Trustee of the MGP Ingredients, Inc. Voting Trust and as a trustee of the Cray Family Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
) ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared LAIDACKER M. SEABERG, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Trustee of the MGP Ingredients, Inc. Voting Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
) ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared CLOUD L. CRAY, JR., to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a trustee of the Cray Family Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

CONSENT OF CURRENT SUCCESSOR TRUSTEES OF
THE MGP INGREDIENTS, INC. VOTING TRUST

The undersigned current Successor Trustees of the respective current Trustees of the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”) understand and concur with the terms of, and the rationale for amending the Voting Trust in the manner set forth in, the Second Amendment to the Voting Trust to which this Consent is attached (“Second Amendment”) and hereby consent to the Second Amendment both in their capacity as a current Successor Trustee and fully and to the same extent as if their respective succession had become operative and they were therefore acting as a Trustee of the Voting Trust and had directly executed the Second Amendment.

Successor Trustees:

/s/ David Rindom		/s/ Randall Schrick
David Rindom, Successor Trustee for Richard B. Cray, Trustee of the Voting Trust		Randall Schrick, Successor Trustee for Laidacker M. Seaberg as Trustee of the Voting Trust

Dated:	June 27, 2013	Dated:	June 27, 2013

/s/ Lori L. Mingus
Lori L. Mingus, Successor Trustee for Karen L. Seaberg, Trustee of the Voting Trust

Dated:	July 3, 2013

STATE OF KANSAS	)
) ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared DAVID RINDOM, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Successor Trustee of the MGP Ingredients, Inc. Voting Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
) ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared RANDALL SCHRICK, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Successor Trustee of the MGP Ingredients, Inc. Voting Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
	)	ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared LORI L. MINGUS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as a Successor Trustee of the MGP Ingredients, Inc. Voting Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

CONSENT OF ISSUE OF CLOUD L. CRAY, SR.

LIVING ON APRIL 4, 1975

The undersigned are the issue of Cloud L. Cray, Sr. that were living on April 4, 1975 and understand and concur with the terms of, and the rationale for amending the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”) in the manner set forth in, the Second Amendment to the Voting Trust to which this Consent is attached (the “Second Amendment”) and hereby consent to the Second Amendment.

FIRST GENERATION:

/s/ Cloud L. Cray, Jr.		/s/ Patricia Cray Page
Cloud L. Cray, Jr.		Patricia Cray Page

Dated:	June 27, 2013	Dated:	June 29, 2013

/s/ Richard B. Cray
Richard B. Cray

Dated:	June 27, 2013

SECOND GENERATION:

/s/ Karen Cray Seaberg		/s/ Susan Cray Robbins
Karen Cray Seaberg		Susan Cray Robbins

Dated:	June 27, 2013	Dated:	June 28, 2013

/s/ Cathy Cray Scroggs		/s/ Patty Cray Mach
Cathy Cray Scroggs		Patty Cray Mach

Dated:	June 28, 2013	Dated:	June 30, 2013

/s/ Steve Page		/s/ Tom Cray
Steve Page		Tom Cray

Dated:	July 3, 2013	Dated:	June 27, 2013

/s/ C.L. Cray		/s/ George Page
C. L. Cray		George Page

Dated:	July 1, 2013	Dated:	July 1, 2013

/s/ Scott Page		/s/ William Page
Scott Page		William Page

Dated:	June 29, 2013	Dated:	June 28, 2013

/s/ Greg Jeffries		/s/ James Jeffries
Greg Jeffries		James Jeffries

Dated:	June 28, 2013	Dated:	June 28, 2013

/s/ Jeri Jeffries Kurth
Jeri Jeffries Kurth

Dated:	June 28, 2013

THIRD GENERATION:

/s/ Melissa Seaberg Huntington		/s/ Amanda Garrison Drury
Melissa Seaberg Huntington		Amanda Garrison Drury

Dated:	June 28, 2013	Dated:	July 2, 2013

/s/ Lori Seaberg Mingus
Lori Seaberg Mingus

Dated:	July 2, 2013

STATE OF KANSAS	)
	)	ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared CLOUD L. CRAY, JR., to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared PATRICIA CRAY PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
	)	ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared RICHARD B. CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
	)	ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared KAREN CRAY SEABERG, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared SUSAN CRAY ROBBINS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared CATHY CRAY SCROGGS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
	)	ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared PATTY CRAY MACH, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared STEVE PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF KANSAS	)
	)	ss:
COUNTY OF JOHNSON	)

On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared TOM CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared C. L. CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared GEORGE PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared SCOTT PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared WILLIAM PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared GREG JEFFRIES, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared JAMES JEFFRIES, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared JERI JEFFRIES KURTH, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared MELISSA SEABERG HUNTINGTON, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared LORI SEABERG MINGUS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires:

STATE OF	)
) ss:
COUNTY OF	)

On this            day of                         , 2013, in said County and State, before me, the undersigned, a notary public, personally appeared AMANDA GARRISON DRURY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Notary Public

My Commission Expires: